U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   PRE-EFFECTIVE AMENDMENT NO. __                                     /--/

   POST-EFFECTIVE AMENDMENT NO. __                                    /--/


                            VAN ECK/CHUBB FUNDS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

               99 PARK AVENUE, 8TH FLOOR, NEW YORK, NEW YORK 10016
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  212-687-5200
                         (REGISTRANT'S TELEPHONE NUMBER)
                               THOMAS ELWOOD, ESQ.
                         VAN ECK ASSOCIATES CORPORATION
               99 PARK AVENUE, 8TH FLOOR, NEW YORK, NEW YORK 10016
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

          COPY TO: PHILIP H. NEWMAN, ESQ., GOODWIN PROCTER & HOAR, LLP
                   EXCHANGE PLACE, BOSTON, MASSACHUSETTS 02109

       ------------------------------------------------------------------

         APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: AS SOON AS PRACTICABLE AFTER THE REGISTRATION STATEMENT BECOMES EFFECTIVE UNDER THE SECURITIES ACT OF 1933.

         IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON THE THIRTIETH DAY AFTER THE DATE OF FILING PURSUANT TO RULE 488 UNDER THE SECURITIES ACT OF 1933.

         NO FILING FEE IS REQUIRED BECAUSE THE REGISTRANT HAS HERETOFORE DECLARED ITS INTENTION TO REGISTER AN INDEFINITE NUMBER OF SHARES OF COMMON STOCK, $.01 PAR VALUE, OF THE GROWTH AND INCOME FUND SERIES, PURSUANT TO RULE 24F-2.

                            VAN ECK/CHUBB FUNDS, INC.

                              Cross-Reference Sheet
            Pursuant to Rule 481(a) under the Securities Act of 1933


FORM N-14 ITEM NO.         LOCATION IN PROXY STATEMENT/PROSPECTUS
-----------------          --------------------------------------
PART A
1.                         Cover page of Registration Statement; Prospectus
                           Cover Page

2.                         Table of Contents

3.                         Synopsis; Special Considerations and Risk Factors

4.                         Synopsis; The Reorganization

5.                         Prospectus Cover Page; Synopsis; Additional
                           Information

6.                         Prospectus Cover Page; Synopsis; Additional
                           Information

7.                         Notice of Special Meeting; Introduction; Synopsis;
                           The Reorganization; Capital Appreciation Fund; Growth and Income Fund; Information Concerning the Meeting; Additional Information

8.                         Not Applicable

9.                         Not Applicable

PART B
10.                        Cover Page of Statement of Additional Information

11.                        Table of Contents

12.                        General Information

13.                        General Information

14.                        Financial Statement

VAN ECK/CHUBB FUNDS, INC.
[LOGO]


_______________, 1999

Dear Shareholder:

At this time, we are asking our shareholders to consider voting for the reorganization of the Van Eck/Chubb Capital Appreciation Fund - Class A by means of a tax-free merger into the Van Eck/Chubb Growth and Income Fund - Class A, which we believe to be in shareholders' best interests. The reorganization is being proposed in part because both these funds have substantially similar investment objectives and policies. We expect the proposed reorganization to benefit shareholders by:

      1. improving efficiency in the operation of the combined funds, including potentially achieving economies of scale and greater portfolio diversification;

      2. eliminating duplicative shareholder costs and

      3. facilitating investment management, administration and marketing of the combined funds.

Attached are the Notice and Proxy Statement/Prospectus for a Special Meeting of Shareholders of Capital Appreciation Fund to be held on _________, ___________, 1999 for the purpose of considering the proposed Agreement and Plan of Reorganization and Liquidation.

PLEASE READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY. IT DISCUSSES THE PROPOSAL AS WELL AS THE REASONS WHY THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

Please take a moment now to sign and return the proxy card in the enclosed postage-paid envelope. Your prompt attention in this matter benefits all shareholders. Thank you.

                                                             Sincerely,


                                                             Michael O'Reilly
                                                             President



Van Eck  Global,  99 Park  Avenue,  New  York,  NY 10016  tel.  212.687.5200  or
800.826.3251 fax 212.687.5248

                            VAN ECK/CHUBB FUNDS, INC.
                            CAPITAL APPRECIATION FUND
                    99 PARK AVENUE, NEW YORK, NEW YORK 10016
                                 1-800-221-2220

                 ----------------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                              _______________, 1999

                 ----------------------------------------------

A SPECIAL MEETING OF SHAREHOLDERS OF CAPITAL APPRECIATION FUND (THE "FUND" or "CAF"), A SERIES OF VAN ECK/CHUBB FUNDS, INC. (THE "COMPANY"), will be held at 99 Park Avenue, 8th Floor, New York, New York, on _________, ______, 1999 at 9:00 a.m., New York Time, for the following purposes:

(1) To consider approval of the Plan of Reorganization and Liquidation involving the exchange of substantially all of the Fund's assets for shares of Van Eck/Chubb Growth and Income Fund, another series of Van Eck/Chubb Funds, the assumption of certain liabilities of the Fund by Van Eck/Chubb Growth and Income Fund, the distribution of Van Eck/Chubb Growth and Income Fund shares to the Fund's shareholders and the liquidation of the Fund; and

(2) To act upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

Shareholders of record at the close of business on Tuesday, July 20, 1999 are entitled to notice of, and to vote at, the meeting or any adjournment thereof.

                                            By order of the Board of Directors


                                            Thomas Elwood
                                            Secretary

_______, 1999

                          ----------------------------

                             YOUR VOTE IS IMPORTANT!

                          ----------------------------

    ------------------------------------------------------------------------

        WHETHER YOU EXPECT TO ATTEND THE MEETING OR NOT, PLEASE COMPLETE,
            DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY.

    ------------------------------------------------------------------------

               INVESTORS ARE ADVISED TO READ AND RETAIN THIS PROXY
                   STATEMENT/PROSPECTUS FOR FUTURE REFERENCE.

                     ---------------------------------------



                            VAN ECK/CHUBB FUNDS, INC.
                    99 Park Avenue, New York, New York 10016
                                 1-800-221-2220


                     --------------------------------------

                           PROXY STATEMENT/PROSPECTUS

                     ---------------------------------------


Van Eck/Chubb Funds has filed a Registration Statement with the Securities and Exchange Commission (the "SEC") for the registration of the shares of Van Eck/Chubb Growth and Income Fund - Class A ("GRO"), a series of Van Eck/Chubb Funds, Inc. (the "Company"), to be offered to the shareholders of Van Eck/Chubb Capital Appreciation Fund - Class A ("CAF"), another series of the Company, pursuant to a Plan of Reorganization and Liquidation of CAF involving the exchange of CAF's asset, for shares of GRO, the assumption of certain liabilities of CAF by GRO, the distribution of GRO shares to CAF's shareholders and the subsequent liquidation of CAF (the "Reorganization").

GRO is a series of the Company, an open-end investment company, whose objective is to seek long-term growth by investing in a wide range of equity securities (stocks) that will appreciate in value and generate a reasonable level of current income.

The Prospectus and Statement of Additional Information for CAF and GRO dated May 1, 1999 are incorporated by reference into this Proxy Statement/Prospectus.

This Proxy Statement/Prospectus sets forth concisely information about GRO and CAF that the shareholders of CAF should know in considering the Reorganization and should be retained for future reference. CAF has authorized solicitation of proxies in connection with the Reorganization solely on the basis of this Proxy Statement/Prospectus and the accompanying documents.

A Statement of Additional Information relating to the Reorganization (the "Reorganization Statement of Additional Information") dated _______, 1999, is incorporated by reference into this Proxy Statement/Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

             This Proxy Statement/Prospectus is dated ________, 1999

TABLE OF CONTENTS                                                          Page
-------------------------------------------------------------------------------
Introduction..................................................................
Synopsis......................................................................
  THE REORGANIZATION..........................................................
  INVESTMENT OBJECTIVES AND POLICIES..........................................
  REASONS FOR THE TRANSACTION.................................................
  INVESTMENT ADVISORY AND ADMINISTRATIVE FEES.................................
  OTHER FEES AND BENEFITS.....................................................
  EXCHANGE PRIVILEGES.........................................................
  REDEMPTION PROCEDURES.......................................................
  DIVIDENDS AND DISTRIBUTIONS.................................................
  NET ASSET VALUE.............................................................
  TAX CONSEQUENCES............................................................

Special Considerations and Risk Factors.......................................

The Reorganization............................................................

Procedures....................................................................
  TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION...........
  BENEFITS TO THE CAF AS A RESULT OF REORGANIZATION...........................
  TAX CONSEQUENCES OF THE REORGANIZATION......................................
  CAPITALIZATION..............................................................
  MANAGEMENT..................................................................
  SHARE OF GRO TO BE ISSUED IN THE REORGANIZATION AND SHARES OF CAF...........
  OTHER MATTERS...............................................................

Information Concerning the Meeting............................................
  DATE, TIME AND PLACE OF MEETING.............................................
  SOLICITATION, REVOCATION AND USE OF PROXIES.................................
  RECORD DATE AND OUTSTANDING SHARES..........................................
  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT..............
  VOTING RIGHTS AND REQUIRED VOTE.............................................

Additional Information........................................................

Plan of Reorganization and Liquidation........................................

                            VAN ECK/CHUBB FUNDS, INC.
                            CAPITAL APPRECIATION FUND
               99 PARK AVENUE, 8TH FLOOR, NEW YORK, NEW YORK 10016
                                 1-800-221-2220

                   ------------------------------------------

                           PROXY STATEMENT/PROSPECTUS
                         SPECIAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON _________, _______, 1999
                  99 PARK AVENUE, 8TH FLOOR, NEW YORK, NEW YORK

                   ------------------------------------------


                                  INTRODUCTION

This proxy statement is furnished to the shareholders of Van Eck/Chubb Capital Appreciation Fund - Class A (the "Fund" or "CAF") in connection with the solicitation by the Board of Directors of Van Eck/Chubb Funds, Inc., (the "Company") of which CAF is a series, of proxies to be used at a special meeting of shareholders of CAF to be held on _________, ________, 1999 at 9:00 a.m., New York time, or any adjournments thereof (the "Meeting"), to approve or disapprove a Plan of Reorganization and Liquidation (the "Plan") which contemplates the exchange of assets of CAF for shares of Van Eck/Chubb Growth and Income Fund - Class A ("GRO") (the "Reorganization Shares"), the assumption of certain liabilities of CAF by GRO, the distribution of such Reorganization Shares to the shareholders of CAF and the subsequent liquidation of CAF, as set forth herein (the "Reorganization"). As of July 20, 1999 the record date, there were outstanding ___________ shares of CAF and _____________ shares of GRO. Each shareholder of CAF will be entitled to one vote for each share and a fractional vote for each fractional share held on the record date. It is expected that the mailing of this proxy statement will commence on or about _________, 1999. GRO and CAF each may be referred to herein individually as a "Fund" and collectively as the "Funds."

The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the proposal unless a choice is indicated to vote against the proposal. Proxies properly executed and returned, but which fail to specify how the shares are to be voted, will be voted FOR the proposal.

The proxy may be revoked at any time prior to the voting thereof by executing a superseding proxy, by giving written notice to the secretary of the Company at the address listed on the front cover of this Proxy Statement/Prospectus or by voting in person at the Meeting.

In the event there are not sufficient votes to approve the proposal at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitations of proxies. If CAF proposes to adjourn the Meeting by a vote of the shareholders, the persons named in the enclosed proxy card will vote all shares for which they have voting authority in favor of such adjournment.

To the knowledge of CAF, as of May 31, 1999 no shareholder owned of record or beneficially 5% or more of the outstanding shares of that Fund, except as follows:

         CAF
         Federal Insurance Co.                        2,111,196.6560 shares
         c/o Chubb & Son                                or 84.95%
         Attn Investment Accounting
         15 Mountain View
         Warren, NJ 07059

Chubb & Sons has indicated that they intend to vote the shares they own in favor of the Plan.

In addition, as of May 31, 1999, all Director and officers of the Company as a group owned less than 1% of CAF and GRO .

To the knowledge of GRO, as of May 31, 1999 no shareholder owned of record or beneficially 5% or more of the outstanding shares of that fund, except as follow:

         GRO

         Federal Insurance Co.                             740,253.1250 shares
         c/o Chubb & Son                                        or 30.86%
         Attn Investment Accounting
         15 Mountain View
         Warren, NJ 07059

Legal and printing expenses and expenses of holding the Meeting (such as proxy tabulation and the expense of a solicitor, if any) will be borne by CAF. Any registration fee payable to the Securities and Exchange Commission in connection with the registration of shares under the Securities Act of 1933 or any filing or notification fee payable to the Commission or state securities commission in connection with the transactions contemplated by the Plan, shall be payable by the Fund required to pay such fee. All fees payable by any party as desired herein are payable regardless of whether the transactions contemplated by the Plan are consummated. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and/or employees of the Company, the Adviser, Van Eck Associates Corporation, and/or DST Systems, Inc., CAF's
Transfer Agent and Dividend Paying Agent (the "Transfer Agent" or "DST"), personally, or by telephone, telegraph, facsimile or other means. Brokerage houses, banks and other fiduciaries will be requested to forward soliciting material to the beneficial owners of the shares of the Fund and to obtain authorization for the execution of proxies.

See also "Information Concerning the Meeting" below.


                                    SYNOPSIS

The following is a synopsis of the information contained in or incorporated by reference in this Proxy Statement/Prospectus regarding the Reorganization, and presents key considerations for shareholders of CAF to assist them in determining whether to approve the Reorganization. See also "Special Considerations and Risk Factors" below.

THE REORGANIZATION

The Directors of the Company, of which CAF is a series, have determined that the Reorganization (as described herein) is in the best interests of the shareholders of CAF and have given their approval to the transactions contemplated in the Plan associated with the Reorganization. The result of the Reorganization, if it is consummated, will be the exchange of assets from CAF for Reorganization Shares, the assumption of the liabilities of CAF by GRO, the distribution of such Reorganization Shares to the shareholders of CAF and the subsequent liquidation of CAF. For more information see, "The Reorganization" below.

INVESTMENT OBJECTIVES AND POLICIES

SUMMARY COMPARISON BETWEEN CAF AND GRO. Although CAF and GRO differ in some respects, they have certain similarities in their investment objectives, policies and portfolios.

CAF. CAF is a diversified series of the Company. This Fund seeks long-term capital appreciation by investing primarily in equity securities of companies that the Adviser believes will have long term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its total assets in common stocks and other equity securities, including preferred stocks and securities convertible into common stock. The Fund intends to invest at least 65% of assets in companies with market capitalization between $500 million and $2.5 billion ("small to mid-cap companies"). The Fund primarily invests in domestic securities, and it may invest as much as 20% of assets in equity and high quality debt securities in foreign issuers, either exchange traded or traded over the counter.

GRO. GRO is also a diversified series of the Company. GRO seeks long-term growth by investing in a wide range of equity securities (stocks) that will appreciate in value and generate a reasonable level of current income. The Fund invests at least 80% of assets in common stocks and other equity securities, including preferred stocks and securities convertible into common stock. The adviser uses a value strategy, primarily looking for stocks with the potential for capital growth based upon low price to earnings ratio and low price to net asset value. The Fund invests at least 60% of Fund assets in securities that have paid interest or dividends in the past 12 months. The Fund invests primarily in the United States. The Fund may sometimes invest up to 20% of its assets in foreign equity and investment grade debt securities, including exchange-traded and over the counter foreign issues, American Depository Receipts (ADRs), European Depository Receipts (EDRs) and Global Depository Receipts (GDRs). The maturity of any debt issue is set to take advantage of capital appreciation opportunities and income. Any of these securities may be traded either in United States or in foreign markets.

REASONS FOR THE TRANSACTION

Sales of CAF have, overall, fallen short of the expectations of Chubb Asset Managers, Inc., the investment adviser to each fund (the "Adviser"). Net assets of CAF as of May 19, 1999 were approximately $30 million. This failure of CAF to reach the net asset level anticipated by the Adviser has meant that the CAF's expense ratio has been higher than anticipated. Since commencement of operations, the Adviser has been waiving a portion of the fees. The Adviser cannot reasonably be expected to subsidize a portion of the fees indefinitely and without continued subsidization of CAF by the Adviser. At the current asset levels, over time, the Fund's expense ratio would exceed that of many other funds with similar investment objectives. This would have an adverse impact on the Fund's performance. As a result, CAF's current asset base would decline and the Fund's expense ratio would rise as certain fixed costs would be spread over a shrinking asset base. CAF expense ratio for the year ended December 31, 1998 was 1.25% of average daily net assets and if the Adviser had not assumed certain expenses, it would have been 1.62%. Expenses assumed by the Adviser were $146,419 for the year ended December 31, 1998.

GRO, on the other hand, has achieved a growth in its asset base since its inception, with net assets of approximately $60 million as of May 19, 1999.
Although the assets of GRO have fluctuated from time to time, assets under management have been sufficiently stable for the Adviser to pursue the investment objectives of the Fund. The Distributor anticipates that assets of GRO, whether the Reorganization is approved or not, will remain relatively constant or will increase. Certain fixed shareholder expenses (such as accounting, transfer agent and legal expenses) will be lower for GRO than they would be for CAF in the absence of the Adviser's current practice of assuming CAF's expenses. Thus, assuming the Adviser discontinues its current practice of absorbing CAF's expenses, CAF shareholders will experience lower per share fixed costs by holding GRO shares than they would if they continued to hold shares in CAF. GRO's expense ratio for the year ended December 31, 1998 was 1.25% of average daily net assets (1.57% had fees not been waived and expenses not been assumed). The Adviser will voluntarily continue to waive its fees until its expense ratio is competitive with other funds of similar size and objective.

The Board of Directors has determined that participation in the Reorganization, as described herein, is in the best interest of CAF and the interests of existing CAF shareholders will not be diluted as a result of such participation. The Board also considered a number of factors and alternatives in addition to the ones stated in the preceding paragraph. The Directors determined that the Reorganization provided greater benefits to shareholders than other options, such as the liquidation of CAF. Liquidating CAF would have required most shareholders, subject to federal income taxation, to recognize either gains or losses in the current tax year when many shareholders might have preferred to defer such gains or losses. An exchange into GRO generally would require the shareholder to recognize a gain or loss for tax purposes, whereas the reorganization will achieve the same result, but on a tax-deferred basis. The redemption procedure and exchange privilege, which are described below, allow any shareholder not desiring to participate in the Reorganization to receive the similar federal income tax treatment as if CAF was liquidated. The Board also considered the similarity of the Funds' investment objectives, policies, restrictions and portfolios; various factors which might require an adjustment to the exchange price or formula, such as costs or tax and other benefits to be derived by the Funds; tax consequences of the reorganization to the Funds as well as to shareholders; relative benefits to be derived by the Adviser and/or its affiliates or other persons; and other factors.

INVESTMENT ADVISORY AND ADMINISTRATIVE FEES

Chubb Asset Managers, Inc. acts as the investment adviser for both CAF and GRO. Total aggregate assets under management of Chubb Asset Managers, Inc. on May 28, 1999 were approximately $275,280,000.

Van Eck Associates Corporation acts as investment administrator to CAF and GRO. For the three years beginning October 1, 1997 or until assets in all of the Van Eck/Chubb Funds reach $500 million, whichever occurs first, Van Eck Associates Corporation will receive the advisory as well as the administrative fees paid by the Funds.

Each of CAF and GRO pays investment advisory fees to the Adviser according to the following schedule (1):

NET ASSETS                                        ADVISORY FEE    ADMINISTRATIVE FEES   TOTAL FEES
----------                                        ------------    -------------------   ----------
$0-$200 million..................................     .20%             0.45%               .65%
Next $1.1 billion...............................      .19%             0.41%               .60%
Over $1.3 billion...............................      .18%             0.37%               .55%

------
(1) The advisory fee is payable monthly, computed on the average daily net assets.

OTHER FEES AND BENEFITS

Each of CAF and GRO has adopted a Plan of Distribution pursuant to which the Funds pay a 12b-1 fee to Van Eck Securities Corporation ("the Distributor") or securities dealers and others at an annual rate of .25% of average daily net assets or actual distribution expenses, whichever is less. Of that amount, the Board of Directors of the Company has determined that the maximum payable under the Plan should be allocated so that 0.075% per annum will be used to finance sales or promotional activities and 0.175% will be paid to securities dealers and others as a service fee. No service fee is paid to a dealer unless the dealer has sold Company shares valued in excess of $1 million. For the fiscal year ended December 31, 1998, $745,850 was paid by the Company to the Distributor under the Class A Plan of Distribution. The Plans do not provide for the carry-forward of reimbursable or payable amounts under the Plan to subsequent years. The Plan of Distribution in effect for CAF is described in more detail in the Prospectus for CAF under "Distribution Plan."

Neither Fund will recognize any gain or loss on the transaction. GRO will have the same basis and holding period in the assets received as CAF.

GRO's total operating expenses for the year ended December 31, 1998 were 1.25% of average daily net assets after fee waivers. CAF's total operating expenses for the year ended December 31, 1998 were 1.25% after fee waivers. Had certain fees and expenses for CAF and GRO not been assumed or waived in 1998, CAF's expenses for the year would have been 1.62% and GRO's expenses for the year would have been 1.57%.

The following table provides a comparison of the transaction and operating expenses paid by GRO and CAF. It is intended to assist an investor in understanding the various direct and indirect costs and expenses borne by an investor in the Funds. The investment adviser, the administrator and/or Distributor of each Fund may from time to time waive fees and/or reimburse certain expenses of a Fund.

SHAREHOLDER TRANSACTION EXPENSES


                                                                          GRO
                                                         GRO-    CAF-    Post-
                                                       CLASS A  CLASS A  MERGER
                                                       -------  -------  ------
Maximum Sales Charge Imposed on Purchases (as a
  percent of offering price)..........................  5.75%   5.75%    5.75%

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------
Management Fee .......................................  0.20%   0.20%    0.20%
Administration Fee....................................  0.45%   0.45%    0.45%

12b-1 Fee/Shareholder Servicing Fee*..................  0.50%   0.50%    0.50%
Other Expenses........................................  0.42%   0.47%    0.44%

Total Fund Operating Expenses.........................  1.57%** 1.62%**  1.59%

---------------
* Long-term shareholders in Funds may pay more than the economic equivalent of the maximum front- end sales charge permitted by the NASD. The shareholder servicing fee will not exceed .25%.
** After a fee waiver during 1998, GRO's and CAF's net expenses for the year were 1.25%. Effective May 1, 1999, the expense limitation was 1.35% of average daily net assets of Class A shares.

Example:  You would bear the following expenses on a $10,000 investment assuming
         (1) 5% annual return and (2) redemption at the end of each time period.


                                                                         GRO
                                                     GRO       CAF       Post-
                                                   CLASS A   CLASS A    MERGER
                                                   -------   -------    ------
1 Year..........................................   $  726    $  730     $  727
3 Years.........................................   $1,042    $1,057     $1,048
5 Years.........................................   $1,381    $1,406     $1,391
10 Years........................................   $2,335    $2,386     $2,356

THIS TABLE REPRESENTS EXPENSES USING THE TOTAL FUND OPERATING EXPENSES BEFORE THE WAIVER. THIS TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN. ACTUAL RETURN MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

PURCHASE PROCEDURES/SALES CHARGES

After the Reorganization, shareholders of CAF will be shareholders of GRO, and therefore subsequent purchases of shares of GRO will be subject to the applicable initial sales charge as described in "Synopsis-Shareholder Transaction Expenses" above.

EXCHANGE PRIVILEGES

Shareholders of GRO and CAF may exchange shares into Van Eck U.S. Government Money Fund and into Class A shares of any other Van Eck Fund or Van Eck/Chubb Fund at net asset value. Such an exchange prior to the Exchange Date as defined in "The Reorganization" would be a tax-reportable event. Shareholders may wish to evaluate the possible tax effect of a capital gain or loss from such a transaction.

Share may be exchanged by writing to DST Systems, Inc., the Funds' transfer agent, through the shareholder's broker or agent (although they may charge a fee for their services) or, if the shareholder has so elected, by contacting DST by telephone.
Shareholders of the Van Eck Family of Funds are generally limited to six exchanges per calendar year (International Investors Gold Fund - Class A and U.S. Government Money Fund are currently waiving the six exchange limit). Each Fund reserves the right to terminate, modify or impose a fee in connection with the exchange privilege as described in more detail in the Prospectuses and Statement of Additional Information under "Exchange Privilege."


Exchanges out of CAF will be accepted up to the business day prior to the Exchange Date, as defined in "The Reorganization."

REDEMPTION PROCEDURES

Shares of CAF and GRO may be redeemed at any time. Shares may be redeemed by writing to DST Systems, Inc., the Funds' transfer agent, through the shareholder's broker or agent (although they may charge a fee for their services) or, if the shareholder has so elected, by contacting DST by telephone. Redemptions of CAF will be accepted up to the business day prior to the Exchange Date. See also "Shareholder Information" in the Prospectus for more information.

DIVIDENDS AND DISTRIBUTIONS

If the Reorganization is approved by shareholders, CAF intends to declare any applicable dividends and distributions prior to the Exchange Date. GRO generally declares and pays dividends on the last business day of the month of declaration (December).

NET ASSET VALUE

The net asset value of GRO and CAF is determined at the close of business on each day the New York Stock Exchange is open for trading. Each Fund computes net asset value by dividing the value of its securities, plus cash and other assets (including interest and dividends accrued but not yet received), less all liabilities (including accrued expenses), by the number of shares outstanding. Expenses, including fees paid to the investment adviser and/or administrator, are accrued daily for the Funds.

TAX CONSEQUENCES

Prior to or upon the closing of the Reorganization, counsel to CAF and GRO, Goodwin, Procter & Hoar LLP, will opine that, subject to the customary assumptions and representations, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, for Federal income tax purposes: (i) the transfer of all or substantially all of the assets of CAF to GRO solely in exchange for GRO shares and the assumption by GRO of some of CAF's liabilities and the distribution of such shares to the shareholders of CAF, as provided in the Plan, will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and GRO and CAF will each be a "party to a reorganization" within the meaning of Section 368(b), (ii) CAF will not recognize gain or loss on the transfer of its assets to GRO in the Reorganization; (iii) CAF will not recognize gain or loss upon its distribution to its shareholders of the GRO shares received in the Reorganization; (iv) GRO will not recognize a gain or loss upon the receipt of the assets of CAF in exchange for the GRO shares; (v) shareholders of CAF will not recognize a gain or loss on the exchange of shares of CAF for shares of GRO provided that such shareholders receive solely GRO shares (including fractional shares) in exchange for their CAF shares; (vi) the tax basis of the CAF assets acquired by GRO will be the same to GRO as the tax basis of such assets to CAF immediately prior to the Reorganization and the holding period of the assets of CAF in the hands of GRO will include the period during which those assets were held by CAF; (vii) the aggregate tax basis of the GRO shares received by the shareholders of CAF will be the same as the aggregate tax basis of CAF shares exchanged by such shareholder immediately prior to the Reorganization; and
(viii) the holding period of the GRO shares (including fractional shares) received by shareholders of CAF will include the holding period that the CAF shares exchanged were held (provided that the CAF shares exchanged were held as a capital asset on the date of the Reorganization). For a discussion of additional tax considerations, see "The Reorganization-Tax Consequences of the Reorganization" below.

                     SPECIAL CONSIDERATIONS AND RISK FACTORS

Except  as  stated  below,  the  Funds'  investment  objectives,   policies  and
restrictions are similar, and therefore the related special considerations and risk factors, are similar.

Small- and mid-cap stocks carry greater risk of price fluctuation and are sensitive to markets factors. CAF is subject to market risk, interest rate risk, credit rate risk and foreign risk. An investment in CAF may result in the loss of principal. Foreign securities are subject to political, economic and currency risks.

The prices of securities in GRO tend to go down more than prices of securities in other funds. GRO share price, therefore, may swing more, both short- and long-term, than the share prices of the other Funds. GRO is subject to interest rate risk, credit risk and the political, economic and currency risks of investment in foreign securities.

Both GRO and CAF are diversified funds, (i.e., the Funds are limited in how much they may invest in a single issuer).

Both CAF and GRO may invest up to 20% of its total assets in securities issued by foreign companies, traded in foreign currencies or issued by companies with most of their business interests in foreign countries. Investments in foreign securities may involve greater risk than investments in domestic securities due to exchange rate fluctuations and exchange controls.

GRO and CAF are subject to substantially similar investment restrictions. For example, GRO and CAF each may borrow up to 5% of its total assets valued at cost for temporary and emergency purposes. In addition, the Funds may not pledge, mortgage or hypothecate their assets except in connection with permissible borrowings and then only in amounts not exceeding 10% of its total assets.

See "Additional Investment Strategies" in GRO's and CAF's Prospectus and "Investment Objectives and Policies" in GRO's and CAF's Statement of Additional Information for a more detailed discussion of the risks involved with each Fund's investment practices and strategies.

                               THE REORGANIZATION

PROCEDURES

The Directors are hereby soliciting shareholders of CAF to vote for the approval of the Reorganization. The Meeting will be held on _________, 1999 at 99 Park Avenue, 8th Floor, New York, New York at 9:00 a.m., New York time. If the CAF's shareholders approve the Reorganization at that time, the Reorganization will take place on or about ________, 1999.

TERMS OF THE PLAN OF REORGANIZATION AND LIQUIDATION
The following is a summary of the significant terms of the Plan which has been considered and approved by the Directors of the Company. A copy of the Plan is attached to this Proxy Statement/Prospectus as Exhibit A. This summary is qualified in its entirety by reference to the Plan.

VALUATION OF ASSETS AND LIABILITIES. The assets of GRO and CAF will be valued on the business day prior to the date on which the Reorganization will take place (the "Exchange Date"). The assets in each portfolio will be valued according to the procedures set forth in the Funds' Prospectus and Statement of Additional Information. Exchange requests as to CAF shares received on the Exchange Date will be treated and processed as exchanges from GRO and will be effected as of the close of business on the Exchange Date.

DISTRIBUTION OF SHARES AND TRANSFER OF ASSETS. On the Exchange Date, GRO will issue to CAF a number of shares of beneficial interest, the aggregate net asset value of which will equal the aggregate net asset value of the assets transferred to GRO by CAF on the Exchange Date. Each shareholder of CAF will receive a number of shares of GRO having an aggregate net asset value equal to the value of his or her shares of CAF on that date. No sales charge or fee of any kind will be charged to the shareholders of CAF in connection with their receipt of shares of GRO in the Reorganization.

EXPENSES. Legal and printing expenses and expenses of holding the Meeting (such as proxy tabulation and the expense of a solicitor, if any) will be borne by CAF. Any registration fee payable to the Securities and Exchange Commission in connection with the registration of shares under the Securities Act of 1933 or any filing or notification fee payable to the Commission or state securities commission, in connection with the transactions contemplated by the Plan, shall be payable by the Fund required to pay such fee.



All fees payable by any party as described herein are payable regardless of whether the transactions contemplated by the Plan are consummated.

REQUIRED APPROVALS. Approval of the Plan requires the majority of CAF's outstanding voting shares to vote in favor of the Plan.

AMENDMENTS AND CONDITIONS. The Plan may be amended at any time prior to the Exchange Date with respect to any of the terms therein except that following the meeting of the shareholders of CAF, no such amendment may have the effect of changing the provisions of the Plan determining the number of GRO shares to be issued to CAF shareholders to their detriment without their further approval. The obligations of GRO and CAF are subject to various conditions, including a registration statement on Form N-14 being declared effective by the Securities and Exchange Commission, approval of the Reorganization by the shareholders of CAF and the continuing accuracy of various representations and warranties of GRO and CAF being confirmed by the respective parties.

BENEFITS TO CAF AS A RESULT OF THE REORGANIZATION

1. Management anticipates that this reorganization will benefit shareholders by:

     a. improving efficiency in the operation of the combined funds including potentially achieving economies of scale and greater portfolio diversification;
     b. facilitating investment management, administration and marketing of the combined funds and
     c.   eliminating duplicative shareholder costs.

TAX CONSEQUENCES OF THE REORGANIZATION

The Reorganization has been structured with the intention that it will qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Code. GRO and CAF have both elected to qualify as a regulated investment company under the Code, and GRO intends to continue to elect to so qualify. Upon the closing of the Reorganization, counsel to CAF and GRO, Goodwin, Procter & Hoar, LLP will opine that, subject to the customary assumptions and representations, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, for Federal income tax purposes: (i) the transfer of all or substantially all of the assets of CAF to GRO solely in exchange for GRO shares and the assumption by GRO of some of CAF's liabilities and the distribution of such shares to the shareholders of CAF, as provided in the Plan, will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and GRO and CAF will each be a "party to a reorganization" within the meaning of
Section 368(b); (ii) CAF will not recognize gain or loss on the transfer of its assets to GRO in the Reorganization; (iii) CAF will not recognize gain or loss upon its distribution to its shareholders of the GRO shares received in the Reorganization; (iv) GRO will not recognize a gain or loss upon the receipt of the assets of CAF in exchange for the GRO shares; (v) shareholders of CAF will not recognize a gain or loss on the exchange of shares of CAF for shares of GRO provided that such shareholders receive solely GRO shares (including fractional shares) in exchange for their CAF shares; (vi) the tax basis of the CAF assets acquired by GRO will be the same to GRO as the tax basis of such assets to CAF immediately prior to the Reorganization and the holding period of the assets of CAF in the hands of GRO will include the period during which those assets were held by CAF; (vii) the aggregate tax basis of the GRO shares received by the shareholders of CAF will be the same as the aggregate tax basis of CAF shares exchanged by such shareholder immediately prior to the Reorganization; and (viii) the holding period of the GRO shares (including fractional shares) received by shareholders of CAF will include the holding period that the CAF shares exchanged were held (provided that the CAF shares exchanged were held as a capital asset on the date of the Reorganization). The receipt of such opinions upon the closing of the transaction is a condition to the closing of the Reorganization. If the transfer of assets of CAF in exchange for GRO shares and the assumption by GRO of the liabilities of CAF were deemed not to constitute a tax-free reorganization, each CAF shareholder would recognize gain or loss equal to the difference between the value of the GRO shares such shareholder acquires and the tax basis of such shareholder's CAF shares.

As a condition to closing, counsel to CAF and GRO must opine in part to the effect that, subject to customary assumptions and representations, upon consummation of the reorganization and the transfer of substantially all of the assets of CAF to GRO, neither the Company nor any Fund shareholder will recognize a gain or loss in the exchange of their shares.

Shareholders should consult their tax advisors regarding the effect, if any of the Reorganization in light of their individual circumstances. Since the foregoing relates only to Federal income tax consequences, shareholders should also consult with their tax advisors as to the state and local tax consequences, if any, of the Reorganization.

CAPITALIZATION

The following table sets forth, as of May 28, 1999, the capitalization of GRO and CAF.


                                               CAPITALIZATION


                                                                 Pro Forma
                                          GRO         CAF        Reorganization
                                        Class A      Class A     GRO
                                      -----------   ---------    ---------------
Total Net Assets.................... $ 61,054,426  $ 29,756,677   $ 90,268,514
Shares Outstanding.................. $  2,399,121  $  2,486,081   $  3,578,556
Net Asset Value Per Share........... $    25.22    $    11.96     $    25.22

MANAGEMENT AND CERTAIN SERVICES PROVIDERS

DIRECTORS. The management of the business and affairs of CAF and GRO is the responsibility of the Board of Directors of Van Eck/Chubb Funds. The Directors of Van Eck/Chubb Funds consist of five persons, three of whom are not "interested persons" as defined in the 1940 Act.

INVESTMENT  ADVISER AND ADMINISTRATOR.  Chubb Asset Managers,  Inc., 15 Mountain
View Road, Warren, New Jersey 07061, serves as the investment adviser for CAF and GRO and Van Eck Associates Corporation serves as investment administrator to the Funds.

Pursuant to the Investment Management Agreements for CAF and GRO, Chubb Asset Managers, Inc. is responsible for the investment of the Funds' portfolios consistent with the Funds' investment objectives, policies and restrictions.

CAF and GRO pay advisory fees at the rates indicated under "Synopsis-Investment Advisory Fees" above. CAF and GRO pay a separate fee for administrative services. For additional information, see "Management of the Funds" in the Funds Prospectus, and "Investment Advisory Services " in the Funds Statement of Additional Information.

PORTFOLIO MANAGER. Robert Witkoff is the Portfolio Manager for CAF and GRO and as such is responsible for managing the Funds' portfolio investments. Mr. Witkoff has worked for Chubb Asset Managers since 1988.

TRANSFER AGENT. The Transfer Agent and Dividend Paying Agent for CAF and GRO is DST Systems, Inc., P.O. Box 418407, Kansas City, Missouri 64141.

SHARES OF GRO TO BE ISSUED IN THE REORGANIZATION AND SHARES OF CAF

SHARES. On the Exchange Date, all shareholders of CAF will be given a number of shares of beneficial interest, par value $.01, of GRO having an aggregate net asset value equal to the net asset value of his or her shares of CAF. The shares of GRO to be issued in the Reorganization will be identical in all respects to all shares of GRO then outstanding.

VOTING RIGHTS. Shareholders of GRO and CAF are entitled to one vote for each share and a fractional vote for each fractional share held with respect to the election of Directors (to the extent hereafter provided) and other matters submitted to a vote of shareholders. With respect to the Rule 12b-1 Plans in effect for GRO and CAF, the Plans may not be amended to increase materially the amount of expenditures unless such amendment is approved by a vote of the majority of the outstanding voting securities of that Fund. Thus, there will ordinarily be no shareholder meeting unless required by the 1940 Act. The Board of Van Eck/Chubb Funds, Inc. is a self-perpetuating body until fewer than 50% of their members were elected by the shareholders. Under the Bylaws of Van Eck/Chubb Funds, Inc., any Director may be removed by a vote of a majority of the votes entitled to be cast for the election of Directors at any meeting of stockholders duly called and at which a quorum is present. With respect to each of CAF and GRO, each issued and outstanding share is entitled to participate equally in dividends and distributions declared by such Fund and, upon liquidation or dissolution, in the net assets of such Fund remaining after satisfaction of outstanding liabilities.

CONTROL. As of ________, 1999, there were no persons who exercised control over GRO or CAF as "control" is defined in the 1940 Act.

OTHER CLASSES. As of the date hereof, neither CAF nor GRO has any other classes of securities outstanding as defined in the 1940 Act other than the shares described herein.

SHAREHOLDER INQUIRIES. Shareholder inquiries with respect to GRO or CAF should be addressed to the Funds by telephone at (800) 221-2220 or in writing at the address set forth on the cover page of the Proxy Statement/Prospectus.

DIVIDENDS AND DISTRIBUTIONS. Any dividends and capital gains paid by CAF and GRO will be automatically reinvested in additional shares of the fund at the fund's net asset value at the close of business on the payment date of the dividend or distribution unless the shareholder elects to receive all dividends and/or distributions either in cash or to invest them without imposition of any sales charge in any other Van Eck/Chubb Fund at such fund's net asset value at the close of business on the payment date.

PURCHASE OF SHARES. Both prior to and subsequent to the Reorganization, shares of GRO will be offered continuously for sale by the Distributor or by brokers and agents that have entered into selling group or selling agency agreements with the Distributor, 99 Park Avenue, New York, New York 10016. The Reorganization will have no effect on the purchase procedures for shares of GRO. See "How to Buy, Sell, Exchange or Transfer Shares" in the Prospectuses. For more information on the Distributor, see "The Distributor" in the Statement of Additional Information for Van Eck/Chubb Funds.

GRO and CAF have adopted Rule 12b-1 Plans in accordance with the 1940 Act. The Rule 12b-1 Plans are described in "Synopsis-Other Fees" above. Each Rule12b-1 Plan must be approved annually by the Board of Directors. For more discussion of the 12b-1 Plans, see "Plan of Distribution" in the Funds' Prospectus.

REDEMPTION PROCEDURES. Shares of each Fund will be redeemed on the day on which proper instructions are received by its transfer agent. See "How to Buy, Sell, Exchange or Transfer Shares" in the Van Eck/Chubb Funds' Prospectus.

                       INFORMATION CONCERNING THE MEETING

DATE, TIME AND PLACE OF MEETING

The Meeting for shareholders of CAF will be held on __________, 1999 at 99 Park Avenue, 8th Floor, New York, New York 10016 at 9:00 a.m., New York Time.

SOLICITATION, REVOCATION AND USE OF PROXIES

A shareholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Trust at 99 Park Avenue, 8th Floor, New York, New York 10016. Although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person.


All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the approval of the Plan and any other proposals.

RECORD DATE AND OUTSTANDING SHARES

Only holders of record of CAF's shares of beneficial interest, par value $.01 per share, at the close of business on July 20, 1999 (the "Record Date") are entitled to vote at the Meeting and any adjournment thereof. At the close of business on the Record Date, there were ______________shares of CAF outstanding and entitled to vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

No person or entity owns beneficially 5% or more of the shares of CAF or GRO except as stated in "Introduction" above.

VOTING RIGHTS AND REQUIRED VOTE

Voting procedures are described under "The Reorganization-Terms of the Agreement and Plan of Reorganization" above.

A proxy that is properly executed by a client and returned to his or her broker, which holds CAF shares for the client in its own name, and that is accompanied by the client's instructions to withhold authority to vote with respect to the reorganization proposal, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on the particular matter with respect to which the broker or nominee does not have discretionary power). Also, a properly executed and returned proxy marked with an abstention will be considered present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. However, abstentions and broker "non-votes" do not constitute a vote "for" or "against" the matter, and, therefore, have the effect of a negative vote on matters which require approval by a requisite percentage of the outstanding shares.

In the event a quorum ( a majority of shares entitled to vote) is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares voted at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote in such manner as they determine to be in the best interest of shareholders with respect to any proposal to adjourn the Meeting. A shareholder vote may be taken on the Reorganization prior to such adjournment if sufficient votes have been received for approval.

Under Maryland law, shareholders of a registered investment company are not entitled to demand fair value of the shares and will be bound by the terms of the Reorganization if the Plan is approved at the Meeting. Any shareholder in CAF may, however, either redeem his or her shares at net asset value or exchange his or her shares into another Van Eck Fund or Van Eck/Chubb Fund prior to the date of the Reorganization.

OTHER MATTERS

It is not anticipated that any matters other than the adoption of the Plan described above will be brought before the Meeting. If, however, any other business is properly brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.


                             ADDITIONAL INFORMATION

This Proxy Statement/Prospectus and the related Statement of Additional Information do not include all the information set forth in the registration statements and exhibits relating thereto which Van Eck/Chubb Funds, Inc., has filed with the Securities and Exchange Commission, Washington, DC 20549, under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.

Reports, proxy statements, registration statements and other information filed by Van Eck/Chubb Funds, Inc., can be inspected and copied at the public reference facilities of the Securities and Exchange Commission in Washington, DC and Regional Offices of the Commission located at 7 World Trade Center, New York, New York 10048 and Suite 1400, 500 West Madison Street, Chicago, Illinois 60621. Copies of such material can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549 and its public reference facilities in New York, New York and Chicago, Illinois, at prescribed rates.

                                                                       EXHIBIT A

                     PLAN OF REORGANIZATION AND LIQUIDATION

PLAN OF REORGANIZATION AND LIQUIDATION dated as of ________, 1999 (the "Plan") by and between Van Eck/Chubb Funds, Inc., a Maryland corporation (the "Corporation") on behalf of Van Eck/Chubb Capital Appreciation Fund ("Capital Appreciation Fund"), a series of the Corporation and on behalf of Van Eck/Chubb Growth and Income Fund, another series of the Corporation. Van Eck/Chubb Capital Appreciation Fund and Van Eck/Chubb Growth and Income Fund are collectively referred to as the "Funds" and individually as a "Fund".

                                   WITNESSETH:

WHEREAS, the Corporation is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, this Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended, such reorganization to consist of the transfer of all of the assets of Capital Appreciation Fund in exchange solely for Class A shares of common stock, par value $0.01 per share, of the Growth and Income Fund ("Growth and Income Fund Shares") and the assumption by Growth and Income Fund of all of the stated liabilities of Capital Appreciation Fund and the distribution, after the Closing hereinafter referred to, of Growth and Income Fund Shares to the shareholders of Capital Appreciation Fund in liquidation of Capital Appreciation Fund, all upon the terms and conditions hereinafter set forth in this Plan; and

WHEREAS, the Directors of the Corporation, including a majority of the Directors who are not interested persons, have determined with regard to the Funds that participating in the transactions contemplated by this Plan is in the best interests of that Fund.

NOW, THEREFORE, the Corporation hereby agree as follows:

1. TRANSFER OF ASSETS. Subject to the terms and conditions set forth herein, at the closing provided for in Section 4 (herein referred to as the "Closing"), the Corporation shall transfer all of the assets of Capital Appreciation Fund, and assign all Assumed Liabilities (as hereinafter defined), to Growth and Income Fund, and the Corporation, on behalf of Growth and Income Fund, shall acquire all such assets, and shall assume all such Assumed Liabilities, upon delivery to the Corporation of Growth and Income Fund Shares having a net asset value equal to the value of the net assets of Capital Appreciation Fund transferred (the "New Shares"). "Assumed Liabilities" shall mean all liabilities, expenses, costs, charges and reserves reflected in an unaudited statement of assets and liabilities of Capital Appreciation Fund as of the close of business on the Valuation Date (as hereinafter defined), determined in accordance with generally accepted accounting principles consistently applied from the prior audited period. The net asset value of the New Shares and the value of the net assets of Capital Appreciation Fund to be transferred shall be determined as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (the "Valuation Date") using the valuation procedures set forth in the then-current prospectus and statement of additional information of the Funds.

All Assumed Liabilities of Capital Appreciation Fund, to the extent that they exist at or after the Closing, shall after the Closing attach to Growth and Income Fund and may be enforced against Growth and Income Fund to the same extent as if the same had been incurred by Growth and Income Fund.

2. LIQUIDATION OF CAPITAL APPRECIATION FUND. At or as soon as practicable after the Closing, Capital Appreciation Fund will be liquidated and the New Shares delivered to the Corporation on behalf of Capital Appreciation Fund will be distributed to shareholders of Capital Appreciation Fund, each shareholder to receive the number of New Shares equal to the pro rata portion of shares of beneficial interest of Capital Appreciation Fund held by such shareholder as of the close of business on the Valuation Date. Such liquidation and distribution will be accompanied by the establishment of an open account on the stock records of Growth and Income Fund in the name of each shareholder of Capital Appreciation Fund and representing the respective pro rata number of New Shares due such shareholder. As soon as practicable after the Closing, the Corporation shall file on behalf of Capital Appreciation Fund such instruments of dissolution, if any, as are necessary to effect the dissolution of Capital
Appreciation Fund and shall take all other steps necessary to complete liquidation and dissolution of Capital Appreciation Fund. As of the Closing, each outstanding certificate which, prior to the Closing, represented shares of Capital Appreciation Fund will be deemed for all purposes to evidence ownership of the number of Growth and Income Fund Shares issuable with respect thereto pursuant to the Reorganization. After the Closing, certificates of originally represented shares of Capital Appreciation Fund will be rendered nonnegotiable; upon special request and surrender of such certificates to the Corporation's transfer agent, holders of these non-negotiable certificates shall be entitled to receive certificates representing the number of Growth and Income Fund shares issuable with respect thereto.

3. CONDITIONS PRECEDENT. The obligations of the Corporation, to effectuate the Plan of Reorganization and Liquidation hereunder shall be subject to the satisfaction of the following conditions:

(a) At or immediately prior to the Closing, the Corporation shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of Capital Appreciation Fund all of the Fund's investment company taxable income, if any, for taxable years ending at or prior to the Closing (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward);

(b) Such authority and orders from the Securities and Exchange Commission (the "Commission") and state securities commissions as may be necessary to permit the Corporation to carry out the transactions contemplated by this Plan shall have been received;

(c) A registration statement of the Corporation on Form N-14 under the Securities Act of 1933, as amended (the "Securities Act"), registering the New Shares under the Securities Act, and such amendment or amendments thereto as are determined by the officers of the Corporation to be necessary or appropriate to effect such registration of the New Shares (the "Registration Statement"), shall have been filed with the Commission and the Registration Statement shall have become effective, and no stop-order suspending the effectiveness of such Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

(d) All necessary actions shall have been taken in order to enable Growth and Income Fund to offer the New Shares to the public in all states in which the ability to offer such New Shares is required for consummation of the transactions contemplated hereunder;

(e) The Corporation shall have received a legal opinion from counsel, in form and substance reasonably satisfactory to the Directors of the Corporation, as to the tax consequences of the reorganization;

(f) A vote approving this Plan and the reorganization contemplated hereby shall have been adopted by at least a majority of the outstanding shares of beneficial interest of Capital Appreciation Fund entitled to vote at a Meeting of Shareholders of Capital Appreciation Fund duly called for such purpose.

4. CLOSING. The Closing shall be held at the offices of the Corporation and shall occur (a) immediately prior to the opening of business on the first Monday following receipt of all necessary regulatory approvals and the final adjournment of meetings of shareholders of Capital Appreciation Fund at which this Plan is considered or (b) such later time as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously unless otherwise provided. At, or as soon as may be practicable following the Closing, the Corporation shall distribute the New Shares to Capital Appreciation Fund Record Holders (as herein defined) by instructing Capital Appreciation Fund to register the appropriate number of New Shares in the names of Capital Appreciation Fund's shareholders and Capital Appreciation Fund will promptly comply with said instruction. The shareholders of record of the Capital
Appreciation Fund as of the close of business on the Valuation Date shall be certified by the Corporation's transfer agent (the "Capital Appreciation Fund Record Holders").

5. EXPENSES.  All expenses of the Corporation  attributable to the  transactions contemplated by this Plan, other than any registration fee payable to the Commission in connection with the registration of New Shares under the
Securities Act or any filing or notification fee payable to the Commission or state securities commission in connection with the transactions contemplated by this Plan, will be borne by Capital Appreciation Fund. Any registration fee payable to the Commission in connection with the registration of New Shares under the Securities Act or any filing or notification fee payable to the Commission or state securities commission in connection with the transactions contemplated by this Plan shall be payable by such Fund required to pay such fee. All fees payable by any party as described herein shall be payable by such party regardless of whether the transactions contemplated hereby are consummated.

6. TERMINATION. This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors of the Corporation with respect to either of Growth and Income Fund or Capital Appreciation Fund, at any time prior to the Closing, if circumstances should develop that, in the opinion of the Board, in its sole discretion, make proceeding with this Plan inadvisable for either Fund. In the event of any such termination, there shall be no liability for damages on the part of either Capital Appreciation Fund or Growth and Income Fund, or their respective Directors or officers, to the other party, except with respect to the payment of expenses as contemplated in Section 5 hereof.

7. AMENDMENTS. This Plan may be amended, waived or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Corporation; provided, however, that following the meeting of Capital Appreciation Fund shareholders called by the Corporation pursuant to Section 3(f) of this Plan, no such amendment, waiver or supplement may have the effect of changing the provisions for determining the number of Growth and Income Fund Shares to be issued to the Capital Appreciation Fund shareholders under this Plan to the detriment of such shareholders without their further approval.

8. GOVERNING LAW. This Plan shall be governed and construed in accordance with the laws of the State of Maryland, without giving effect to the conflicts of laws provisions thereof.

9. FURTHER ASSURANCES. Unless the Plan has been terminated pursuant to Section 6 hereof, the Corporation with respect to Growth and Income Fund and Capital Appreciation Fund, shall take such further action, prior to, at, and after the Closing as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

IN WITNESS WHEREOF, the Directors of the Corporation have approved this Plan on behalf of the Funds.

                               VAN ECK/CHUBB FUNDS
                            99 PARK AVENUE, 8TH FLOOR
                            NEW YORK, NEW YORK 10016
                                 1-800-826-2333

                     ---------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                     ---------------------------------------

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus of Capital Appreciation Fund (the "Fund" or "CAF"), a series of Van Eck/Chubb Funds, dated ________, 1999, which is enclosed. This Statement of Additional Information has been incorporated by reference into the Proxy Statement/Prospectus.

Further information about the Fund and the Growth and Income Fund ("GRO") series of Van Eck/Chubb Funds is contained in and incorporated by reference to its latest Prospectus and Statement of Additional Information, dated May 1, 1999 and its Annual Report to shareholders for the year ended December 31, 1998, all of which are incorporated by reference herein and are available at no cost by either calling Van Eck/Chubb Funds at the phone number listed above or by writing to the above address.

The following is the pro-forma information for GRO and CAF.

       THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED____________, 1999.

TABLE OF CONTENTS                                                       PAGE
===============================================================================

General Information ........................................................ 2

                               GENERAL INFORMATION

The shareholders of CAF are being asked to approve a Plan of Reorganization and Liquidation (the "Plan") which contemplates the exchange of substantially all of the assets of CAF for shares of GRO, the assumption of the liabilities of CAF by GRO, the distribution of GRO shares to the shareholders of CAF and the liquidation of CAF. GRO is an open-end management investment Corporation registered under the Investment Corporation Act of 1940 and a series of Van Eck/Chubb Funds organized as a Maryland corporation. A Special Meeting of Shareholders to consider the Plan and other matters described in the Proxy Statement/Prospectus will be held at 99 Park Avenue, 8th Floor, New York, New York on, _________, ___________, 1999 at 9:00 a.m., New York Time.

For detailed information about the Plan, shareholders of CAF should refer to the Proxy Statement/Prospectus.

                              Pro Forma Information

                      COMBINED SCHEDULE OF INVESTMENTS FOR
                    VAN ECK/CHUBB GROWTH AND INCOME FUND AND
                     VAN ECK/CHUBB CAPITAL APPRECIATION FUND

                        PRO FORMA SCHEDULE OF INVESTMENTS
                                  MAY 28, 1999
                                   (UNAUDITED)

                                                                                    MARKET VALUE
                                                                    --------------------------------------------
                                                                   VAN ECK/CHUBB    VAN ECK/CHUBB     PRO FORMA
                                                                     GROWTH &          CAPITAL      FOR COMBINED
                                                         SHARES     INCOME FUND   APPRECIATION FUND     FUND
                                                        --------   ------------    ---------------   -----------
COMMON STOCK--89.89%

Aerospace--0.91%
General Motors Co. .................................     15,000       $        0       $ 823,125      $  823,125
                                                                      ----------       ---------      ----------

Autos, Trucks & Parts--3.75%
Borg-Warner Automotive, Inc. .......................     26,600        1,474,639               0       1,474,639
Ford Motor Co. .....................................     21,600        1,232,550               0       1,232,550
OEA, Inc. ..........................................     65,000                0         654,063         654,063
United Road Services, Inc. .........................      3,500                0          27,125          27,125
                                                                      ----------      ----------      ----------
                                                                       2,707,189         681,188       3,388,377
                                                                      ----------      ----------      ----------

Banking--7.56%
Charter One Financial, Inc. ........................     22,000                          625,625         625,625
Chase Manhattan Corp. ..............................     24,200        1,754,500               0       1,754,500
Fleet Financial Group, Inc. ........................     35,000        1,439,375               0       1,439,375
KeyCorp ............................................     46,622        1,620,114               0       1,620,114
New Bank One Corp ..................................     24,479        1,384,593               0       1,384,593
                                                                      ----------      ----------      ----------
                                                                       6,198,582         625,625       6,824,207
                                                                      ----------      ----------      ----------

Building & Construction--0.94%
Champion Enterprises, Inc. .........................     41,300                0         844,069         844,069
                                                                      ----------      ----------      ----------

Building Materials & Tools--0.79%
Lafarge Corp. ......................................     21,200                0         708,875         708,875
                                                                      ----------      ----------      ----------

Chemicals/Fertilizer--0.13%
Millennium Chemicals Inc. ..........................      4,857          121,121               0         121,121
                                                                      ----------      ----------      ----------

Computer Products & Services--12.95%
BancTec, Inc. ......................................     41,800                          674,025         674,025
BMC Software Inc. ..................................     25,000        1,235,937               0       1,235,937
Compuware Corp. ....................................     40,000        1,242,500               0       1,242,500
International Business Machines Corp. ..............     16,000        1,861,000               0       1,861,000
Keane Inc. .........................................     24,000                0         696,000         696,000
Metamor Worldwide Inc. .............................     25,000                0         684,375         684,375
Microsoft Corp. ....................................     23,000        1,855,813               0       1,855,813



                  SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS

                                                                                    MARKET VALUE
                                                                    --------------------------------------------
                                                                   VAN ECK/CHUBB    VAN ECK/CHUBB     PRO FORMA
                                                                     GROWTH &          CAPITAL      FOR COMBINED
                                                         SHARES     INCOME FUND   APPRECIATION FUND     FUND
                                                        --------   ------------    ---------------   -----------
Computer Products & Services (continued)
Parametric Technology Corp. ........................     50,000       $        0      $  693,750     $   693,750
Reynolds and Reynolds Co. (Class A) ................     32,000                0         700,000         700,000
Storage Technology Corp. ...........................     19,000                0         377,625         377,625
Sun Microsystems Inc. ..............................     28,000        1,673,000               0       1,673,000
                                                                      ----------      ----------     -----------
                                                                       7,868,250       3,825,775      11,694,025
                                                                      ----------      ----------     -----------

Drugs--0.65%
AmeriSource Health Corp. ...........................     20,000                0         591,250         591,250
                                                                      ----------      ----------     -----------

Electrical Equipment--1.86%
Gillette Co. .......................................     33,000        1,683,000               0       1,683,000
                                                                      ----------      ----------     -----------

Electronics--5.14%
General Electric Co. ...............................     17,000        1,728,687               0       1,728,687
Koninklijke Philips Elec ...........................     16,500        1,419,000               0       1,419,000
Motorola Inc. ......................................     18,000        1,490,625               0       1,490,625
                                                                      ----------      ----------     -----------
                                                                       4,638,312               0       4,638,312
                                                                      ----------      ----------     -----------

Financial Services--4.12%
CCB Financial Corp. ................................     12,000                0         647,250         647,250
Merrill Lynch & Co., Inc. ..........................     16,100        1,352,400               0       1,352,400
Washington Mutual Inc. .............................     45,000        1,718,438               0       1,718,438
                                                                      ----------      ----------     -----------
                                                                       3,070,838         647,250       3,718,088
                                                                      ----------      ----------     -----------

Food Processing--0.00%
Archer-Daniels-Midland Co. .........................        132                0           1,980           1,980
                                                                      ----------      ----------     -----------

Household Products--2.59%
Procter & Gamble ...................................     15,000        1,400,625               0       1,400,625
Tupperware Corp. ...................................     42,000                0         934,500         934,500
                                                                      ----------      ----------     -----------
                                                                       1,400,625         934,500       2,335,125
                                                                      ----------      ----------     -----------

Housing and Home Furnishings--0.03%
Newmark Homes Corp. ................................      5,000                0          28,750          28,750
                                                                      ----------      ----------     -----------

Industrial Metals--0.96%
Bethlehem Steel Corp. ..............................     50,000                0         415,625         415,625
Intermet Corp. .....................................     32,500                0         450,937         450,937
                                                                      ----------      ----------     -----------
                                                                               0         866,562         866,562
                                                                      ----------      ----------     -----------

Insurance--2.58%
Citigroup Inc. .....................................     24,000        1,590,000               0       1,590,000
Commerce Group, Inc. ...............................     31,800                0         737,362         737,362
                                                                      ----------      ----------     -----------
                                                                       1,590,000         737,362       2,327,362
                                                                      ----------      ----------     -----------


                  SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS

                                                                                    MARKET VALUE
                                                                   ---------------------------------------------
                                                                   VAN ECK/CHUBB    VAN ECK/CHUBB     PRO FORMA
                                                                      GROWTH &          CAPITAL      FOR COMBINED
                                                         SHARES     INCOME FUND   APPRECIATION FUND     FUND
                                                        --------   ------------    ---------------   -----------
Machinery & Tools--0.37%
Brown & Sharpe Manufacturing Co. (Cl.A) ..............   60,000       $        0      $  330,000      $  330,000
                                                                      ----------      ----------      ----------

Manufacturing--1.65%
United Technologies Corp. ............................   24,000        1,489,500               0       1,489,500
                                                                      ----------      ----------      ----------

Medical-Healthcare Services--5.49%
Baxter International Inc. ............................   20,000        1,291,250               0       1,291,250
Bristol-Myers Squibb Co. .............................   28,000        1,921,500               0       1,921,500
Healthcare Services Corp. ............................       96              912               0             912
Healthsouth Corp. ....................................  130,000        1,738,750               0       1,738,750
                                                                      ----------      ----------      ----------
                                                                       4,952,412               0       4,952,412
                                                                      ----------      ----------      ----------

Medical Supplies & Services--4.25%
Bard (C.R.), Inc. ....................................   14,000                0         639,625         639,625
Beckman Coulter Inc. .................................    9,100                0         461,825         461,825
Becton, Dickinson & Co. ..............................   20,000                0         775,000         775,000
St. Jude Medical, Inc. ...............................   30,000                0       1,014,375       1,014,375
Total Renal Care Holdings, Inc. ......................   61,400                0         944,025         944,025
                                                                      ----------      ----------      ----------
                                                                               0       3,834,850       3,834,850
                                                                      ----------      ----------      ----------

Oil & Gas Equipment & Services--3.07%
Core Laboratories N.V. ...............................   40,000                0         625,000         625,000
Halliburton Co. ......................................   40,000        1,655,000               0       1,655,000
Wolverine Tube, Inc. .................................   20,500                0         488,156         488,156
                                                                      ----------      ----------      ----------
                                                                       1,655,000       1,113,156       2,768,156
                                                                      ----------      ----------      ----------

Pharmaceutical--3.95%
Bergen Brunswig Corp. ................................   23,000                0         506,000         506,000
ICN Pharmaceuticals, Inc. ............................   25,000                0         821,875         821,875
Johnson & Johnson ....................................   20,000        1,852,500               0       1,852,500
Sepracor Inc. ........................................    6,000                0         382,500         382,500
                                                                      ----------      ----------      ----------
                                                                       1,852,500       1,710,375       3,562,875
                                                                      ----------      ----------      ----------

Restaurants--1.29%
Brinker International, Inc. ..........................   20,000                0         561,250         561,250
Lone Star Steakhouse & Saloon, Inc. ..................   60,000                0         603,750         603,750
                                                                      ----------      ----------      ----------
                                                                               0       1,165,000       1,165,000
                                                                      ----------      ----------      ----------

Retail--5.73%
BJ Wholesale Club, Inc. ..............................   25,000                0         650,000         650,000
Gap Inc. .............................................   20,000        1,251,250               0       1,251,250
Great Atlantic & Pacific Tea Co., Inc. ...............   17,500                0         573,125         573,125
Tandy Corp. ..........................................   10,000                0         825,000         825,000
Wal-Mart Stores, Inc. ................................   44,000        1,875,500               0       1,875,500
                                                                      ----------      ----------      ----------
                                                                       3,126,750       2,048,125       5,174,875
                                                                      ----------      ----------      ----------


                  SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS


                                                                                    MARKET VALUE
                                                                   ---------------------------------------------
                                                                   VAN ECK/CHUBB    VAN ECK/CHUBB     PRO FORMA
                                                                     GROWTH &          CAPITAL      FOR COMBINED
                                                         SHARES     INCOME FUND   APPRECIATION FUND     FUND
                                                        --------   ------------    ---------------   -----------
Semiconductors & Semiconductor Equipment--0.72%
Intel Corp. .....................................        12,000      $   648,750      $        0      $  648,750
                                                                     -----------     -----------     -----------

Supermarkets--2.59%
Kroger Co. ......................................        40,000        2,342,500               0       2,342,500
                                                                     -----------     -----------     -----------

Technology--3.47%
Hewlett-Packard Co. .............................        23,000        2,169,187               0       2,169,187
Wyman-Gordon Co. ................................        50,000                0         965,625         965,625
                                                                     -----------     -----------     -----------
                                                                       2,169,187         965,625       3,134,812
                                                                     -----------     -----------     -----------

Telecommuncications--3.61%
AT&T Corp. ......................................        30,000        1,665,000               0       1,665,000
Lucent Technologies Inc. ........................        28,000        1,592,500               0       1,592,500
                                                                     -----------     -----------     -----------
                                                                       3,257,500               0       3,257,500
                                                                     -----------     -----------     -----------

Telephone--2.74%
Centurytel Inc. .................................        15,000                0         574,688         574,688
MCI Worldcom Inc. ...............................        22,000        1,900,250               0       1,900,250
                                                                     -----------     -----------     -----------
                                                                       1,900,250         574,688       2,474,938
                                                                     -----------     -----------     -----------

Thrift Holding Company--2.99%
Cisco Systems, Inc. .............................        12,000        1,306,500               0       1,306,500
Oracle Systems Corp. ............................        56,000        1,389,500               0       1,389,500
                                                                     -----------     -----------     -----------
                                                                       2,696,000               0       2,696,000
                                                                     -----------     -----------     -----------

Transportation & Shipping--2.17%
FDX Corp. .......................................        35,600        1,960,225               0       1,960,225
                                                         ------      -----------     -----------     -----------

Vision Care--0.84%
BMC Industries Inc. .............................        75,000                0         754,688         754,688
                                                                     -----------     -----------     -----------
TOTAL INVESTMENTS* ..............................         89.89%      57,328,491      23,812,818      81,141,309
Other assets less liabilities ...................         10.11%       3,725,935       5,943,859       9,127,205
                                                         ------      -----------     -----------     -----------
TOTAL NET ASSETS ................................        100.00%     $61,054,426     $29,756,677     $90,268,514
                                                         ======      ===========     ===========     ===========
INVESTMENTS AT COST .............................                    $47,215,327     $27,841,586     $75,056,913
                                                                     ===========     ===========     ===========


-----------------------
* Aggregate cost for Federal income tax purposes.


                  SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma Combined Statement of Assets, Liabilities and Capital for the Combined Fund has been derived from the Statements of Assets, Liabilities and Capital of the respective Funds at May 28, 1999 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at May 28, 1999. The pro forma Combined Statements of Assets, Liabilities and Capital is presented for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated at May 28, 1999. The pro forma Combined Statement of Assets, Liabilities and Capital should be read in conjunction with the Funds' financial statements and related notes thereto which are included in the accompanying Proxy Statement/Prospectus.


         PRO FORMA COMBINED STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                               AS OF MAY 28, 1999
                                   (UNAUDITED)

                                                   VAN ECK/CHUBB   VAN ECK/CHUBB
                                                      CAPITAL        GROWTH &         PRO FORMA        PRO FORMA FOR
                                                 APPRECIATION FUND  INCOME FUND      ADJUSTMENT        COMBINED FUND
                                                  ---------------   -----------      ----------        -------------
ASSETS:
Investments at Cost ............................    $27,841,586      $47,215,327      $        0        $75,056,913
                                                     ==========       ==========      ==========        ===========
Investments at Value ...........................    $23,812,818      $57,328,491      $        0        $81,141,309
Receivables:
   Cash and currencies .........................      5,950,743        3,788,592               0          9,739,335
   Dividends ...................................         10,868           35,178               0             46,046
   Securities sold .............................        141,570                0               0            141,570
   From Broker .................................              0           41,320               0             41,320
Deferred organizational costs ..................          3,337                0          (3,337)(b)              0
   Other assets ................................         12,991           16,084               0             29,075
                                                     ----------       ----------      ----------        -----------
     Total Assets ..............................     29,932,327       61,209,665          (3,337)        91,138,655
                                                     ----------       ----------      ----------        -----------
LIABILITIES:
Payables:
   Securities purchased ........................        100,000                0               0            100,000
   Capital shares redeemed .....................            147           15,706         550,596*           566,449
   Accounts payable ............................         75,503          139,533         (11,344)(b)(c)     203,692
                                                     ----------       ----------      ----------        -----------
     Total Liabilities .........................        175,650          155,239         539,252            870,141
                                                     ----------       ----------      ----------        -----------
Net Assets .....................................    $29,756,677      $61,054,426      $ (542,589)       $90,268,514
                                                     ==========       ==========      ==========        ===========

Net Assets Consist of:
Par value ......................................       $ 24,861         $ 23,991       $ (13,066)(a)*       $35,786
Capital paid in excess of par ..................     38,197,703       46,143,043        (537,530)(a)*    83,803,216
Overdistributed investment income-- net ........         (8,990)            (264)          8,007(c)          (1,247)
Accumulated realized capital gains (losses)
   on investments-- net ........................     (4,428,129)       4,774,492                            346,363
Unrealized appreciation of investments .........     (4,028,768)      10,113,164                          6,084,396
                                                     ----------       ----------      ----------        -----------
Net Assets .....................................    $29,756,677      $61,054,426      $ (542,589)       $90,268,514
                                                     ==========       ==========      ==========        ===========




                  SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS


                                                   VAN ECK/CHUBB   VAN ECK/CHUBB
                                                      CAPITAL        GROWTH &         PRO FORMA     PRO FORMA FOR
                                                 APPRECIATION FUND  INCOME FUND      ADJUSTMENT     COMBINED FUND
                                                  ---------------   -----------      ----------     -------------
Class A Shares
Net Assets .....................................    $29,745,343      $60,515,164                     $90,268,514
                                                    ===========      ===========                     ===========
Shares outstanding ($.01 par value,
   100,000,000 shares per fund authorized) .....      2,486,081        2,399,121     $(1,306,646)(a)   3,578,556
Net Asset Value Per Share ......................    $     11.96      $     25.22                           25.22
Maximum Offering Price Per Share (Net Asset
   Value Per Share divided by 0.9425) ..........    $     12.69      $     26.76                     $     26.76
                                                    ===========      ===========                     ===========
Class B Shares
Net Assets .....................................    $    11,334      $   539,262        (550,596)*             0
                                                    ===========      ===========
Shares outstanding ($.01 par value,
   100,000,000 shares per fund authorized) .....            952           21,479         (22,431)*             0
Net Asset Value Per Share ......................    $     11.91      $     25.11                     $         0
                                                    ===========      ===========                     ===========

---------------------
  * Represents the effect of capital stock due to the difference in par value between the Funds and the liquidation of Class B shares for both funds on June 16,1999.
(a) Reflects the issuance of 1,179,435 shares of Van Eck/Chubb Growth & Income Fund Class A to the shareholders of Van Eck/Chubb Capital Appreciation Fund Class A in exchange for the 2,486,081 outstanding Class A shares of Van Eck/Chubb Capital Appreciation Fund.
(b)  Reflects write-off of unamortized organizational expenses.
(c) Reflects expenses eliminated from the liquidation of the Class B shares for both Funds prior to the reorganization.





                   SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma Combined Statement of Operations for the Combined Fund has been derived from the statements of operations of the respective Funds for the year ended May 28, 1999, and such information has been adjusted to show the effect of the Reorganization on the combined Funds operations for the year ended May 28, 1999. The pro forma Combined Statement of Operations is presented for informational purposes only and does not purport to be indicative of the results of operations that actually would have resulted if the Reorganization had been consummated on May 28, 1999 nor which may result from future operations. The pro forma Combined Statement of Operations should be read in conjunction with the Funds' financial statements and related notes thereto which are included in the accompanying Proxy Statement/Prospectus.

                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                         FOR THE YEAR ENDED MAY 28, 1999
                                   (UNAUDITED)

                                                   Van Eck/Chub    Van Eck/Chubb
                                                      Capital        Growth &         Pro Forma     Pro Forma for
                                                 Appreciation Fund  Income Fund      Adjustment     Combined Fund
                                                  ---------------   -----------      ----------     -------------
INCOME:
Dividends ......................................    $   387,270      $ 1,077,319      $        0     $ 1,464,589
                                                    -----------      -----------      ----------     -----------
   Total Income ................................        387,270        1,077,319               0       1,464,589
                                                    -----------      -----------      ----------     -----------
EXPENSES:
Advisory fee ...................................         66,375          134,536            (909)(a)     200,002
Distribution ...................................        165,975          338,550          (4,544)(a)     499,981
Custodian ......................................          2,671            2,886               0           5,557
Transfer agency ................................         56,648          121,862          (7,844)(a)     170,666
Administrative fee .............................        156,946          323,822          (2,045)(a)     478,723
Registration ...................................         27,132           29,685               0          56,817
Professional ...................................         18,965           22,557         (19,522)(b)      22,000
Reports to shareholders ........................         23,552           35,845               0          59,397
Directors fees and expenses ....................          2,049            4,206               0           6,255
Amortization of deferred organizational costs ..          2,690                0          (2,690)(c)           0
Other ..........................................         18,323           30,854               0          49,177
                                                    -----------      -----------      ----------     -----------
   Total Expenses ..............................        541,326        1,044,803         (37,554)      1,548,575
Expenses waived by the Advisor .................       (124,161)        (196,966)         29,547        (291,580)
                                                    -----------      -----------      ----------     -----------
   NET EXPENSES ................................        417,165          847,837          (8,007)      1,256,995
                                                    -----------      -----------      ----------     -----------
   NET INVESTMENT INCOME (LOSS) ................        (29,895)         229,482           8,007         207,594
                                                    -----------      -----------      ----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
Net Realized Gain on Investments ...............     (4,149,367)       3,532,577                        (616,790)
Change in Unrealized Appreciation of
   Investments .................................     (7,400,059)     (11,207,446)                    (18,607,505)
                                                    -----------       ----------      ----------     -----------
                                                    (11,549,426)      (7,674,869)                    (19,224,295)
                                                    -----------       ----------      ----------     -----------
NET DECREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ..................    $(11,579,321)     $(7,445,387)     $    8,007    $(19,016,701)
                                                   ============      ===========      ==========    ============

-------------------
(a) Reflects expenses eliminated from the liquidation of the Class B shares for both Funds prior to the reorganization.
(b) Reflects anticipated savings of the
    reorganization.
(c) Reflects write-off of unamortized organizational expenses.





                   SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS

                  PRO FORMA FOOTNOTES OF REORGANIZATION BETWEEN

 VAN ECK/CHUBB GROWTH & INCOME FUND AND VAN ECK/CHUBB CAPITAL APPRECIATION FUND

                            May 28, 1999 (UNAUDITED)

1. GENERAL

The accompanying pro forma financial statements are presented to show the effect of the proposed reorganization of Van Eck/Chubb Capital Appreciation Fund into Van Eck/Chubb Growth and Income Fund, as if such reorganization had taken place as of May 28, 1999.

Under the terms of the Plan of Reorganization and Liquidation, the reorganization of the Funds will be treated as a tax-free business combination and accordingly will be accounted for by a method of accounting for tax free combinations of investment companies (sometimes referred to as the pooling without restatement method). The reorganization would be accomplished by an acquisition of the Class A net assets of Capital Appreciation Fund in exchange for shares of Van Eck/Chubb Growth and Income Fund at the Class A net asset value. The statement of assets and liabilities and the related statement of operations of Van Eck/Chubb Growth and Income Fund and Capital Appreciation Fund have been combined as of and for the year ended May 28, 1999.

In connection with the reorganization, during June 1999 all of the outstanding Class B shares for both Funds were liquidated. The impact of the liquidation has been reflected in the proforma combined financial statement.

The accompanying pro forma financial statements should be read in conjunction with the financial statements and schedule of investments of Capital Appreciation Fund and Van Eck/Chubb Growth and Income Fund which are included in their annual reports dated December 31, 1998. The pro forma combined financial statements are presented for informational purposes and may not necessarily be representative of what actual combined financial statements would have been had the reorganization occurred on May 28, 1999.

The following notes refer to the accompanying pro forma financial statements as if the above mentioned reorganization of Capital Appreciation Fund and Van Eck/Chubb Growth and Income Fund had taken place as of May 28, 1999.

2. SIGNIFICANT ACCOUNTING POLICIES

Van Eck/Chubb Funds, Inc., of which Van Eck/Chubb Growth and Income Fund is a series, is a Maryland corporation. Van Eck/Chubb Growth and Income Fund is registered under the Investment Company Act of 1940, as amended, as non-diversified, open-end management investment company.

The significant accounting policies consistently followed by Van Eck/Chubb Growth and Income Fund are (a) securities transactions are accounted for on the trade date (b) debt instruments are valued on the basis of quotes provided by a pricing service; short-term investments that have a maturity of more than 60 days are valued at prices based on market quotations; short-term investments that have a maturity of 60 days or less are valued at cost plus accreted discount, or minus amortized premiums, as applicable (c) interest and dividend income is recorded on the accrual basis (d) gains or losses on the sale of securities are calculated by using the first-in, first-out method (e) direct expenses are charged to the fund (f) dividends and distributions to shareholders are recorded on the ex-dividend date (g) Van Eck/Chubb Growth and Income Fund intends to comply with the requirements of the Internal Revenue Code pertaining to regulated investment companies and to make the required distributions to shareholders; therefore, no provision for Federal income taxes has been made.

3. PRO FORMA ADJUSTMENTS

The accompanying pro forma financial statements reflect changes in fund shares as if the reorganization had taken place on May 28, 1999. In addition, adjustments have been made to reflect the liquidation of Class B shares for both Funds prior to reorganization. Adjustments have been made to expenses for the combined fund expense structure and elimination of duplicated services that would not have been incurred if the reorganization had taken place on May 28, 1999.

4. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATED PERSONS

Chubb Asset Managers, Inc. acts as investment manager and Van Eck Associates Corporation acts as investment administrator of Van Eck/Chubb Growth and Income Fund. Van Eck/Chubb Growth and Income Fund pays a management fee calculated at the annual rate of 0.20% of the first $200 million of average daily net assets,
 .19% of the next $1.1 billion of average daily net assets and .18% of average daily net assets in excess of $1.3 billion. Van Eck/Chubb Growth and Income Fund pays an administration fee calculated at an annual rate of 0.45% of the first $200 million of average daily net assets, .41% of the next $1.1 billion of average daily net assets and .37% of average daily net assets in excess of $1.3 billion. The 12b-1 fees are accrued daily at an annual rate of .25% of average daily net assets. All fees are calculated daily and paid monthly. Effective May 1, 1999, the expense limitation was 1.35% of average daily net assets of Class A shares. Prior to May 1,1999, the expense limitation was 1.25% of average daily net assets of Class A shares.

                                     PART C
                                OTHER INFORMATION

Item 15. Indemnification

Reference is made to Article VII, Section 10 of the Registrant's Amended and Restated Articles of Incorporation filed herein as Exhibit 1 to this Registration Statement and to Article V of the Registrant's By-Laws filed herein as Exhibit 2 to this Registration Statement. The Articles of Incorporation provide that neither an officer nor director of the Registrant will be liable to the Registrant or its shareholders for monetary damages for breach of fiduciary duty as an officer or director, except to the extent such limitation of liability is not otherwise permitted by law. The By-Laws provide that the Registrant will indemnify its directors and officers to the extent permitted or required by Maryland law. A resolution of the Board of Directors specifically approving payment or advancement of expenses to an officer is required by the By-Laws. Indemnification may not be made if the director or officer has incurred liability by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his/her office ("Disabling Conduct"). The means of determining whether indemnification shall be made are
(1) a final decision by a court or other-body before

WHOM THE PROCEEDING IS BROUGHT THAT THE DIRECTOR OR OFFICER WAS NOT LIABLE BY

reason of Disabling Conduct, or (2) in the absence of such a decision, a reasonable determination, based on a review of the facts, that the director or officer was not liable by reason of Disabling Conduct. Such latter determination may be made either by (a) vote of a majority of directors who are neither interested persons (as defined in the Investment Company Act of 1940) nor parties to the proceeding or (b) independent legal counsel in a written opinion. The advancement of legal expenses may not occur unless the director or officer agrees to repay the advance (if it is determined that he/she is not entitled to the indemnification) and one of three other conditions is satisfied: (1) the director or officer provides security for his/her agreement to repay, (2) the Registrant is insured against loss by reason of lawful advances, or (3) the directors who are not interested persons and are not parties to the proceedings, or independent counsel in a written opinion, determine that there is reason to believe that the director or officer will be found entitled to indemnification. The directors and officers are currently covered for liabilities incurred in their capacities as such directors and officers under the terms of a joint liability insurance policy. This policy also covers the directors and officers of Chubb Investment Advisory, Chubb Asset and Chubb America Fund, Inc. The policy also insures the Registrant, Chubb Investment Advisory, Chubb Asset and Chubb America Fund, Inc. for errors and omissions liabilities.

        Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 16: Exhibits

1.  a.   Amended and Restated Articles of Incorporation./7/

         b. Articles Supplementary to the Amended and Restated Articles of Incorporation./8/

         c. Articles Supplementary to the Amended and Restated Articles of Incorporation./1//4/

2.  Amended and Restated By-Laws/6/

3. Not applicable.

4. Not Applicable. Reference is made to Exhibit A of the Proxy
Statement/Prospectus filed herewith.

5. a. Specimen of Certificate of Stock of the Chubb Money Market Fund./2/

        b. Specimen of Certificate of Stock of the Chubb Government Securities Fund./2/

        c. Specimen of Certificate of Stock of the Chubb Total Return Fund./2/

        d. Specimen of Certificate of Stock of the Chubb Tax-Exempt Fund./2/

        e. Specimen of Certificate of Stock of the Chubb Growth and Income Fund./3/

        f. Specimen of Certificate of Stock of the Chubb Capital Appreciation Fund./4/

        g. Specimen of Certificate of Stock of the Chubb Global Income Fund./4/

6. a. Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Money Market Fund./2/

        b. Technical Amendment to Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Money Market Fund./5/

        c. Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Government Securities Fund./2/

        d. Technical Amendment to Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Government Securities Fund./5/

        e. Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Total Return Fund./2/

        f. Technical Amendment to Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Total Return Fund./5/

        g. Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Tax-Exempt Fund./2/

        h. Technical Amendment to Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Tax-Exempt Fund./5/

        i. Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Growth Fund, (now known as the Chubb Growth and Income Fund)./2/

        j. Technical Amendment to Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Growth Fund./5/

        k. Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Capital Appreciation Fund./4/

        l. Investment Management Agreement between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. with respect to Chubb Global Income Fund./4/


        7.a. Fund Distribution Agreement between Chubb Investment Funds, Inc.
             and Chubb Securities Corporation./2/

                b. Specimen Copy of Selected Dealers Agreement./2//1/

        8. Not applicable.

        9. Custodial Services Agreement between Chubb Investment Funds, Inc. and Citibank, N.A./2/

        10.Rule 12b-1Plan./1/

        11. Opinion and Consent of counsel as to legality of the securities being registered.

                a. Opinion and Consent of Counsel as to legality of the securities being registered.

        12. To be filed by subsequent post-effective amendment.

        13. a. Shareholder Services Agreement between Chubb Investment Funds, Inc. and Firstar Trust Company.

            b. Agreement for Waiver of Fees and Assumption of Expenses between Chubb Investment Funds, Inc., Chubb Investment Advisory Corporation, Chubb Asset Managers, Inc., Chubb Securities Corporation, and Chubb Life Insurance Company of New Hampshire./6/

        14. Consent of Ernst & Young LLP.*

        15. Not Applicable.

        16. Power of Attorney.

        17. Not Applicable.

--------------

/1/ Incorporated by reference to Form N-1A Post-Effective Amendment No. 13.

/2/ Incorporated by reference to earlier filing on September 17, 1987, SEC File
    No. 33-147367, to the exhibit number indicated on that Form N-1A Registration Statement.

/3/ Incorporated by reference to earlier filing on April 22, 1992, SEC File No.
    33-14737, to the exhibit number indicated on that Form N-1A Registration Statement.

/4/ Incorporated by reference to earlier filing on June 16, 1995. SEC File No.
    33-147367, to the exhibit number indicated on that Form N-1A Registration Statement.

/5/ Incorporated by reference to earlier filing on April 17, 1989, SEC File No.
    33-147367, to the exhibit number indicated on that Form N-1A Registration Statement.

/6/ Incorporated by reference to earlier filing on April 15, 1991, SEC File No.
    33-147367, to the exhibit number indicated on that Form N-1A Registration Statement.

/7/ Incorporated by reference to earlier filing on April 28, 1988, SEC File No.
    33-147367, to the exhibit number indicated on that Form N-1A Registration Statement.

/8/ Incorporated by reference to earlier filing on April 23, 1994, SEC File No.
    33-14737, to the exhibit number indicated on that Form N-1A Registration Statement.

* Filed herewith.

ITEM 17. UNDERTAKINGS
         ------------

        (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the

        Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of applicable form.

        (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered herein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

        (3) The Registrant undertakes to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion.

                                   SIGNATURES
                                   ----------

As required by the Securities Act of 1933, the registration statement on Form N-14 has been signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 30th day of June, 1999.


                                           Van Eck/Chubb Funds, Inc.


                                           By: /s/ MICHAEL O'REILLY
                                               ---------------------------------
                                               Michael O'Reilly, President


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                             Title                            Date


/s/ MICHAEL O'REILLY                President, Director              6/30/99
--------------------------
    Michael O'Reilly


/s/ JEREMY H. BIGGS                 Director                         6/30/99
--------------------------
    Jeremy H. Biggs


/s/ WESLEY G. MCCAIN                Director                         6/30/99
--------------------------
    Wesley G. McCain


/s/ DAVID J. OLDERMAN               Director                         6/30/99
--------------------------
    David J. Olderman


/s/ JOHN C. VAN ECK                 Director                         6/30/99
--------------------------
    John C. van Eck

PROXY CARD                                                            PROXY CARD

                            VAN ECK/CHUBB FUNDS, INC.
                            CAPITAL APPRECIATION FUND
      PROXY FOR SPECIAL SHAREHOLDERS MEETING TO BE HELD ________ ___, 1999

         The undersigned shareholder of CAPITAL APPRECIATION FUND, (the "Fund"), a series of Van Eck/Chubb Funds, Inc. (the "Company"), having received Notice of the Meeting of Shareholders of the Fund to be held on _________, 1999 and the Proxy Statement/Prospectus accompanying such Notice, hereby constitutes and appoints Jan van Eck and Derek van Eck and each of them, true and lawful attorneys or attorney for the undersigned, with several powers of substitution, for and in the name, place and stead of the undersigned, to attend and vote all shares of the Fund which the undersigned would be entitled to vote at the Meeting to be held at 99 Park Avenue, 8th Floor, New York, New York, on _________, 1999, at ____ Eastern Time, and at any and all adjournments thereof, with all powers the undersigned would possess if personally present.


                            Dated: ______________1999


                            ------------------------
                            Signature of shareholder


                            -----------------------
                            Signature of Co-owner

                            For joint accounts, all co-owners must
                            sign. Executors, administrators, trustees, etc. should so indicate when signing.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR
                     THE PROPOSAL IF NO CHOICE IS INDICATED.

                                    PROPOSAL

1. To approve the Plan of Reorganization and Liquidation involving the exchange of substantially all of the Fund's assets for shares of Van Eck/Chubb Growth and Income Fund, a series of the Van Eck/Chubb Funds, the assumption of liabilities of the Fund by Van Eck/Chubb Growth and Income Fund, the distribution of such shares to the shareholders of the Fund and the subsequent liquidation of the Fund.

                    FOR _________ AGAINST __________ ABSTAIN __________

                             -----------------------
                                   PROXY CARD
                             -----------------------

     PLEASE MARK YOUR PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.